EXHIBIT 10.4


THE
BANK OF
NEW YORK

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                                ESCROW AGREEMENT

                                     between

                  CAPITAL RESOURCE GROUP ONE, LLC ("CAPITAL"),
                  PRYOR COUNTS & CO., INC. ("PLACEMENT AGENT")

                                       and

                              THE BANK OF NEW YORK



                    Dated as of _______________________, 2000







                  ACCOUNT NUMBER(S)____________________________



              SHORT TITLE OF ACCOUNT_______________________________




as of April 30, 1997


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


ESCROW AGREEMENT made this _____ day of ____________________ 2000 by and between THE BANK OF NEW YORK ("Escrow Agent") and the undersigned (collectively the "Depositors" and individually the "Depositor").

Depositors and Escrow Agent hereby agree that, in consideration of the mutual promises and covenants contained herein, Escrow Agent shall hold in escrow and shall distribute Escrow Property (as defined herein) in accordance with and subject to the following Instructions and Terms and Conditions:

                                I. INSTRUCTIONS:

1.   ESCROW PROPERTY

     The property and/or funds deposited or to be deposited with Escrow Agent by Depositors shall be as follows:

     Capital proposes to offer for sale to investors through the Placement Agent and other selected broker-dealers on a "best efforts basis" one hundred and fifty million dollars ($150,000,000) principal amount of [ ] and [ ] Asset Backed Certificates (the "Certificates") representing fractional undivided interests in Insurance Settlements Funding Trust 2000 (the "Trust") originated by Capital, which Certificates will be issued in minimum denominations of five thousand and no/100 dollars ($5,000.00) and integral multiplies of one thousand and no/100 dollars ($1,000.00) in excess thereof (the "Offering").

     The parties hereto hereby establish an interest bearing escrow account with the Escrow Agent, which escrow account shall be entitled "Capital Resource Group One Escrow Account" (the "Escrow Account"). The Placement Agent shall instruct subscribers to make, and the Escrow Agent shall only be required to accept for deposit, checks, bank drafts or money orders for the subscription price for the Certificates (the "Checks") payable to the order of "THE BANK OF NEW YORK ESCROW ACCOUNT FOR INSURANCE SETTLEMENTS FUNDING TRUST 2000". Any Checks received that are made payable to a party other than "THE BANK OF NEW YORK ESCROW ACCOUNT FOR INSURANCE SETTLEMENTS FUNDING TRUST 2000" shall be returned to the Placement Agent.

     Until the occurrence of a Termination Date (as hereinafter defined) the Placement Agent agrees that it shall promptly deliver to the Escrow Agent all monies, received from subscribers for the payment of the Certificates to the Escrow Agent for deposit in the Escrow Account, together with a written account of each sale, which account shall set forth, among other things, the subscriber's name and address, the principal amount of the Certificates purchased, the amount paid therefor, tax identification number and whether the consideration received was in the form of a check, draft, or money order. All monies so deposited in the Escrow Account are hereinafter referred to as the "Escrow Amount".

     The foregoing property and/or funds, plus all interest, dividends and other distributions and payments thereon (collectively the "Distributions") received by Escrow Agent, less any property and/or funds distributed or paid in accordance with this Escrow Agreement, are collectively referred to herein as "Escrow Property."

2. INVESTMENT OF ESCROW PROPERTY (Depositors are to select one of the following options, initial the option selected and, if "(b)" is selected, insert the appropriate information.)

     (a) Escrow Agent shall have no obligation to pay interest on or to invest or reinvest any Escrow Property deposited or received hereunder.

     (b) Escrow Agent shall invest or reinvest Escrow Property, without distinction between principal and income, in accordance with the following:

          The Escrow Agent may invest the Escrow Amount only in such accounts or investments as Capital may specify by written notice. Capital may only specify investments in (i) bank accounts, (ii) bank money-market accounts, or (iii) short-term securities issued or guaranteed by the U.S. Government. Any such investments shall be made one (1) business day after the Escrow Agent has actual knowledge that the funds received by the Escrow Agent have become collected funds. Interest earned from such investment of the Escrow Amount shall be paid to Capital or the subscriber, as the case may be, upon termination of this Agreement.

          Escrow Agent shall have no liability for any loss arising from or related to any such investment other than in accordance with paragraph 4 of the Terms and Conditions.

3.   DISTRIBUTION OF ESCROW PROPERTY

     Escrow Agent is directed to hold and distribute the Escrow Property in the following manner:

     The Offering shall begin with the commencement of the Offering and shall terminate upon the earlier to occur of the following dates (each such date being a "Termination Date"):

     (a) the date upon which the Escrow Agent has received written notice from Capital that subscriptions for one hundred and fifty million and no/100 dollars ($150,000,000) principal amount of Certificates have been received and accepted by Capital;

     (b) Twelve (12) months from the effective date of the Registration Statement filed with the Securities and Exchange Commission with respect to the Offering (the "Registration Statement"); or

                                      (2)

     (c) the date upon which a determination is made by Capital to terminate the offering prior to the sale of twenty million and no/100 dollars ($20,000,000) principal amount of Certificates (the "Minimum Amount"). Such determination shall be evidenced in a written instrument delivered to the Escrow Agent.

     Capital shall notify the Escrow Agent of the effective date of the Registration Statement in writing within five (5) business days of said effective date.

4. The Escrow Agent is hereby authorized to forward each check for collection and deposit the proceeds in the Escrow Account. The Escrow Agent shall not be responsible or accountable for the proceeds of a Check until such proceeds are received by the Escrow Agent as Collected Funds. For purposes of this Agreement, the term "Collected Funds" shall mean all funds received by the Escrow Agent which have cleared normal banking channels and are in the form of cash. The Escrow Agent shall be under no duty or responsibility to enforce collection of any Checks delivered to the Escrow Agent hereunder except that it agrees to once again forward for collection any Check which has been returned unpaid if requested to do so by the Placement Agent. The Escrow Agent is authorized and permitted to receive Checks in the aggregate in excess of one hundred and fifty million and no/100 dollars ($150,000,000) until it has received written notice from Capital that subscriptions for one hundred and fifty million dollars ($150,000,000) principal amount of Certificates have been received and accepted by Capital.

     The Escrow Agent shall promptly notify the Placement Agent of any Check returned unpaid to the Escrow Agent whereupon the Placement Agent shall instruct the Escrow Agent to either once again forward such Check for collection or return such Check to the Placement Agent. If the Placement Agent instructs the Escrow Agent to return such Check to the Placement Agent or if such Check has been returned unpaid twice, the Escrow Agent shall return such Check to the Placement Agent and the Placement Agent shall immediately reimburse the Escrow Agent for any costs and expenses incurred by the Escrow Agent as a result of such returned Check.

     In the event Capital has received the distribution of funds from a subscription it has accepted and the Check representing such subscription is subsequently returned unpaid, the Escrow Agent shall promptly notify the Placement Agent of such non-payment whereupon the Placement Agent shall instruct the Escrow Agent to either (i) once again forward such Check for collection or (ii) return such Check to the Placement Agent and further instruct the Escrow Agent in writing that such subscription is void and not accepted. In such event, the Escrow Agent may debit the Escrow Account in the amount of such Check if the Escrow Account has such funds available or, if funds are not available to debit the Escrow Account in the amount of such Check, Capital and the Placement Agent shall immediately reimburse the Escrow Account for the amount of the uncollectible funds so distributed. If at the termination of the Escrow Agreement the Escrow Account has been debited to reimburse the Escrow Account in the event a Check has been returned unpaid and there are not sufficient funds in the Escrow Account to pay

                                      (3)
     back rejected subscriptions or to pay to Capital the amount of the subscriptions accepted, Capital and the Placement Agent shall immediately pay to the Escrow Agent an amount equal to the insufficiency of funds in the Escrow Account in order to permit the Escrow Agent to pay back the rejected subscriptions or to pay to Capital the amount of the subscriptions accepted.

     The obligation of Capital and the Placement Agent to reimburse the Escrow Agent for any uncollected funds or Checks shall survive the termination of the Escrow Agreement.

     If Capital rejects any subscription for which Capital has forwarded the Check to the Escrow Agent, Capital shall deliver written notice to the Escrow Agent of such rejection and if the Escrow Agent has already collected funds, the Escrow Agent shall promptly issue a refund check to the rejected subscriber in the amount of such funds collected from such subscriber. If Capital rejects any subscription for which the Escrow Agent has not yet collected funds but has submitted the subscriber's Check for collection, the Escrow Agent shall promptly issue a check in the amount of the subscriber's Check to the rejected subscriber after the Escrow Agent has cleared such funds. If the Escrow Agent has not yet submitted a rejected subscriber's Check for collection, the Escrow Agent shall promptly remit the subscriber's Check directly to the subscriber.

5. If, before the Minimum Amount has been reached, the Escrow Agent shall have received written notice from Capital to release from the Escrow Account and deliver to a particular subscriber his funds, the Escrow Agent shall forward to such subscriber such funds in accordance with Section 4.

6. After Checks for the Minimum Amount have been deposited into the Escrow Account and proceeds from such Checks have been received by the Escrow Agent as Collected Funds, and upon receipt by the Escrow Agent of:

     (i) notice from Capital in the form of Exhibit "A" attached hereto and made a part hereof (the "Capital's Notice of Acceptance") the Escrow Agent shall, from funds available therefor in the Escrow Account,

          (a) deliver to Capital by certified or official bank check or a wire transfer or bank transfer at the direction of Capital payable in immediately available funds an amount equal to the amount set forth in Paragraph 8 of Capital's Notice of Acceptance as set forth therein;

          (b) deliver to the Placement Agent by certified or official bank check or a wire transfer or bank transfer at the direction of Capital and the Placement Agent payable in immediately available funds an amount equal to that set forth in Paragraph 6 of Capital's Notice of Acceptance;

                                      (4)

          (c) deliver to the Bank of New York, as trustee (the "Trustee") of the Trust created pursuant to the Pooling and Servicing Agreement dated as of ________, 2000, among the Trustee, Capital, United Funds, LLC, and 21st Holdings, LLC (the "Pooling and Servicing Agreement) by certified or official bank check or a wire transfer or bank transfer at the direction of Capital and the Trustee payable in immediately available funds an amount equal to that set forth in Paragraph 7 of Capital's Notice of Acceptance for deposit in the Liquidity Account (as defined in the Pooling and Servicing Agreement); and

          (d) deliver to each subscriber (if any) identified in Paragraph 2 or Paragraph 3 of Capital's Notice of Acceptance as having had his subscription agreement rejected in whole or in part by Capital such subscriber's original Check or an amount equal to the amount set forth opposite such subscriber's name on Appendices II and III, respectively, to Capital's Notice of Acceptance.

          Prior to the receipt of the Minimum Amount pursuant to this Section 6, Capital is aware and understands that Capital is not entitled to any funds deposited into the Escrow Account, and no amounts deposited in the Escrow Account prior to receipt of the Minimum Amount shall become the property of Capital or any other entity, or be subject to the debts of Capital or any other entity. After the Minimum Amount has been received, Capital may from time to time continue to deposit Checks and draw down the funds in the manner set forth in this Section
          6. If funds remain in the Escrow Account after the occurrence of a Termination Date and the Minimum Amount has been reached, the Escrow Agent has the right to disburse such funds to Capital.

7.   ADDRESSES

     Notices, instructions and other communications shall be sent to Escrow Agent, Corporate Trust Department, 101 Barclay Street - 12E Floor, New York, New York 10286, and to Depositors as follows:

     Capital Resource Group One, LLC           Pryor Counts & Co, Inc.
     650 E. Carmel Drive                       1515 Market Street
     Suite 150                                 Suite 819
     Carmel, Indiana  46032                    Philadelphia, Pennsylvania  19103
     Attention: Thomas J. LaRussa              Attention:


                                      (5)

8.   DISTRIBUTION OF ESCROW PROPERTY UPON TERMINATION

     Upon termination of this Escrow Agreement, Escrow Property then held hereunder shall be distributed as follows:

     If (a) a determination is made by Capital to terminate the Offering prior to the sale of the Minimum Amount, (b) the Minimum Amount has not been received and collected by the Escrow Agent on or before the expiration of ninety (90) days (subject to Capital's option to extend that period for thirty (30) days) from the effective date of the Registration Statement,
     (c) the Minimum Amount has been received but for whatever reason Capital and the Placement Agent have not directed the Escrow Agent to disburse all or any part of the Escrow Amount, or (d) funds deposited in the Escrow Account after the Minimum Account has been reached have not been disbursed to Capital for a period of ninety (90) days, the Escrow Agent shall promptly return to each subscriber such subscriber's collected subscription funds.

9.   COMPENSATION

     (a) At the time of execution of this Escrow Agreement, Depositors shall pay Escrow Agent an acceptance fee of $_________. In addition, Depositors shall pay Escrow Agent an annual fee of $__________, payable upon execution of this Agreement and thereafter on each anniversary date of this Agreement.

     (b) Depositors shall pay an investment transaction fee of $____________ for each purchase or sale of a security made by Escrow Agent hereunder.

     (c) Depositors shall be responsible for and shall reimburse Escrow Agent upon demand for all expenses, disbursements and advances incurred or made by Escrow Agent in connection with this Agreement.

     (d) The Escrow Agent's fees are described in Exhibit B attached hereto and made part hereof.


                                      (6)

                            II. TERMS AND CONDITIONS:

1. The duties, responsibilities and obligations of Escrow Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. Escrow Agent shall not be subject to, nor required to comply with, any other agreement between or among any or all of the Depositors or to which any Depositor is a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Escrow Agreement) from any Depositor or any entity acting on its behalf. Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

2. This Agreement is for the exclusive benefit of the parties hereto and their respective successors hereunder, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.

3. If at any time Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects Escrow Property (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of Escrow Property), Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

4. (a) Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part. In no event shall Escrow Agent be liable
     (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from any Depositor or any entity acting on behalf of any Depositor, (ii) for any consequential, punitive or special damages, (iii) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians, or (iv) for an amount in excess of the value of the Escrow Property, valued as of the date of deposit.

     (b) If any fees, expenses or costs incurred by, or any obligations owed to, Escrow Agent hereunder are not promptly paid when due, Escrow Agent may reimburse itself therefor from the Escrow Property and may sell, convey or otherwise dispose of any Escrow Property for such purpose.

     (c) As security for the due and punctual performance of any and all of Depositors' obligations to Escrow Agent hereunder, now or hereafter arising, Depositors, individually


                                      (7)
     and collectively, hereby pledge, assign and grant to Escrow Agent a continuing security interest in, and a lien on, the Escrow Property and all Distributions thereon or additions thereto (whether such additions are the result of deposits by Depositors or the investment of Escrow Property). The security interest of Escrow Agent shall at all times be valid, perfected and enforceable by Escrow Agent against Depositors and all third parties in accordance with the terms of this Escrow Agreement.

     (d) Escrow Agent may consult with legal counsel at the expense of the Depositors as to any matter relating to this Escrow Agreement, and Escrow Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel.

     (e) Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

5. Unless otherwise specifically set forth herein, Escrow Agent shall proceed as soon as practicable to collect any Checks or other collection items at any time deposited hereunder. All such collections shall be subject to Escrow Agent's usual collection practices or terms regarding items received by Escrow Agent for deposit or collection. Escrow Agent shall not be required, or have any duty, to notify anyone of any payment or maturity under the terms of any instrument deposited hereunder, nor to take any legal action to enforce payment of any Check, note or security deposited hereunder or to exercise any right or privilege which may be afforded to the holder of any such security.

6. Escrow Agent shall provide to Depositors monthly statements identifying transactions, transfers or holdings of Escrow Property and each such statement shall be deemed to be correct and final upon receipt thereof by the Depositors unless Escrow Agent is notified in writing to the contrary within thirty (30) business days of the date of such statement.

7. Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

8. Notices, instructions or other communications shall be in writing and shall be given to the address set forth in the "Addresses" provision herein (or to such other address as may be substituted therefor by written notification to Escrow Agent or Depositors). Notices to Escrow Agent shall be deemed to be given when actually received by Escrow Agent's Corporate Trust Department. Escrow Agent is authorized to comply with and rely upon any notices, instructions or other communications believed by it to have been sent or given by Depositors or by a person or persons authorized by Depositors. Whenever


                                      (8)
     under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or banking holiday, such time shall be extended to the next day on which Escrow Agent is open for business.

9. Depositors, jointly and severally, shall be liable for and shall reimburse and indemnify Escrow Agent and hold Escrow Agent harmless from and against any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys' fees and expenses) (collectively, "Losses") arising from or in connection with or related to this Escrow Agreement or being Escrow Agent hereunder (including but not limited to Losses incurred by Escrow Agent in connection with its successful defense, in whole or in part, of any claim of gross negligence or willful misconduct on its part), provided, however, that nothing contained herein shall require Escrow Agent to be indemnified for Losses caused by its gross negligence or willful misconduct.

10. (a) Depositors may remove Escrow Agent at any time by giving to Escrow Agent thirty (30) calendar days' prior notice in writing signed by all Depositors. Escrow Agent may resign at any time by giving to Depositors fifteen (15) calendar days' prior written notice thereof.

     (b) Within ten (10) calendar days after giving the foregoing notice of removal to Escrow Agent or receiving the foregoing notice of resignation from Escrow Agent, all Depositors shall jointly agree on and appoint a successor Escrow Agent. If a successor Escrow Agent has not accepted such appointment by the end of such 10-day period, Escrow Agent may, in its sole discretion, deliver the Escrow Property to any of the Depositors at the address provided herein or may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent or for other appropriate relief. The costs and expenses (including reasonable attorneys' fees and expenses) incurred by Escrow Agent in connection with such proceeding shall be paid by, and be deemed a joint and several obligation of, the Depositors.

     (c) Upon receipt of the identity of the successor Escrow Agent, Escrow Agent shall either deliver the Escrow Property then held hereunder to the successor Escrow Agent, less Escrow Agent's fees, costs and expenses or other obligations owed to Escrow Agent, or hold such Escrow Property (or any portion thereof), pending distribution, until all such fees, costs and expenses or other obligations are paid.

     (d) Upon delivery of the Escrow Property to successor Escrow Agent, Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

11. (a) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by Escrow Agent hereunder, Escrow Agent shall refrain from taking any action other than retain possession of the Escrow Property, unless Escrow Agent receives written instructions, signed by all Depositors, which eliminates such ambiguity or uncertainty.


                                      (9)

     (b) In the event of any dispute between or conflicting claims by or among the Depositors and/or any other person or entity with respect to any Escrow Property, Escrow Agent shall refuse to comply with any and all claims, demands or instructions with respect to such Escrow Property so long as such dispute or conflict shall continue, and Escrow Agent shall not be or become liable in any way to the Depositors for failure or refusal to comply with such conflicting claims, demands or instructions. Escrow Agent shall be entitled to refuse to act until, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to Escrow Agent or (ii) Escrow Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting. Escrow Agent may, in addition, elect to commence an interpleader action or seek other judicial relief or orders as it may deem necessary. The costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed a joint and several obligation of, the Depositors.

12. This Agreement shall be interpreted, construed, enforced and administered in accordance with the internal substantive laws (and not the choice of law rules) of the State of New York. Each of the Depositors hereby submits to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in courts located within the City and State of New York or elsewhere as Escrow Agent may select. Each of the Depositors hereby waives the right to trial by jury and to assert counterclaims in any such proceedings. To the extent that in any jurisdiction any Depositor may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, each hereby irrevocably agrees not to claim, and hereby waives, such immunity. Each Depositor waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified for notices hereunder, and such service shall be deemed completed ten (10) calendar days after the same is so mailed.

13. Except as otherwise permitted herein, this Escrow Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

14. The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

15. Each Depositor hereby represents and warrants (a) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and


                                      (10)
     binding obligation and (b) that the execution, delivery and performance of this Escrow Agreement by Depositor do not and will not violate any applicable law or regulation.

16. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be enforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

17. This Agreement shall constitute the entire agreement of the parties with respect to the subject matter and supersedes all prior oral or written agreements in regard thereto.

18. This Agreement shall terminate upon the distribution of all Escrow Property from the Account. The provisions of these Terms and Conditions shall survive termination of this Escrow Agreement and/or the resignation or removal of the Escrow Agent.

19. No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions "The Bank of New York" by name or the rights, powers, or duties of the Escrow Agent under this Agreement shall be issued by any other parties hereto, or on such party's behalf, without the prior written consent of Escrow Agent.

20. The headings contained in this Agreement are for convenience of reference only and shall have no effect on the interpretation or operation hereof.

21. This Escrow Agreement may be executed by each of the parties hereto in any number of counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.

22. The Escrow Agent does not have any interest in the Escrowed Property deposited hereunder but is serving as escrow holder only and having only possession thereof. Capital shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrowed Property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent any amounts that it is obligated to pay in the way of such taxes. Any payments of income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds which are a part of the Escrowed Property and is


                                      (11)
     not responsible for any other reporting. This paragraph and paragraph (9) shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.

     IN WITNESS WHEREOF, each of the parties has caused this Escrow Agreement to be executed by a duly authorized officer as of the day and year first written above.


CAPITAL RESOURCE GROUP ONE, LLC               PRYOR, COUNTS & CO., INC.
_______________________________               _________________________________
[Name of Depositor]                           [Name of Depositor]



By: ___________________________               _________________________________
    Name:                                     Name:
    Title:                                    Title:


THE BANK OF NEW YORK, as Escrow Agent


By: ___________________________
    Name:
    Title:


                                      (12)

                                    EXHIBIT A


                                                         ____________, 2000


Mr./Ms. ______________________
Corporate Trust Department
The Bank of New York
101 Barclay Street
12 E Floor
New York, New York 10286


Dear Mr./Ms. ________________:

     Reference is made to that certain Escrow Agreement dated effective as of ____________, 2000 (the "Agreement") by and between you, Pryor, Counts & Co., Inc. and the undersigned. This letter is the "Capital's Notice of Acceptance" referenced in Section 6(i) of the Agreement. All terms used herein shall have the same meaning as defined in the Agreement.

          1. The identity of those subscribers whose subscription agreements have been accepted in whole by Capital and the amount of the Check of each such subscriber which was delivered to you are set forth in Appendix I attached hereto and made a part hereof.

          2. The name and address of each subscriber whose subscription agreement was totally rejected by Capital and the amount of the Check of such subscriber which was delivered to you, which amount is to be returned to the subscriber, are set forth in Appendix II attached hereto and made a part hereof.

          3. The name and address of each subscriber whose subscription agreement was accepted in part by Capital and the amount of the Check of such subscriber which was delivered to you, and the amount to be returned to each subscriber is set forth in Appendix III attached hereto and made a part hereof.

          4. The aggregate dollar amount of the Checks deposited in the Escrow Account is $ ________.

          5. The aggregate dollar amount of interest earned and collected to date from investments of the Collected Funds is $_______________.

          6. The aggregate dollar amount to be delivered to Pryor, Counts & Co., Inc. is $______________.

          7. The aggregate dollar amount to be delivered to the Bank of New York for deposit in the Liquidity Account is $_______________.

          8. The aggregate dollar amount of the funds deposited in the Escrow Account to be delivered to Capital is $_____________.

          9. Payment should be made in the following manner (if by wire transfer specify wire instructions, if by bank transfer specify bank and account number).

                      TO CAPITAL BY ____________________________.

                      TO THE PLACEMENT AGENT BY ___________________.

Each amount set forth herein is correctly stated.

                             Very truly yours,

                             CAPITAL RESOURCE GROUP ONE, LLC


                             By: ___________________________________

                             Its: ____________________________________

                                   APPENDIX I

                                       TO

                         CAPITAL'S NOTICE OF ACCEPTANCE

                        Dated: ___________________, 2000

                                   APPENDIX II

                                       TO

                         CAPITAL'S NOTICE OF ACCEPTANCE

                        Dated: ___________________, 2000

                                  APPENDIX III

                                       TO

                         CAPITAL'S NOTICE OF ACCEPTANCE

                        Dated: ___________________, 2000



                                    EXHIBIT B

                                       TO

                                ESCROW AGREEMENT


       THE BANK OF NEW YORK       ESCROW AGENT              FEE SCHEDULE
       --------------------       ------------              ------------